Mar. 01, 2019
12.31 Fidelity Advisor Strategic Income Fund - Retail PRO-04 | Fidelity Advisor Strategic Income Fund
Supplement to the Fidelity Advisor® Strategic Income Fund March 1, 2019 Prospectus
  Foreign Currency Transactions. Although a forward foreign currency exchange contract is used to reduce or hedge a fund’s exposure to changes in the value of the currency, suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.